UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2018
Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 W. Fort Street, Suite 1800 Detroit, Michigan (Address of Principal Executive Offices)	48226 (Zip Code)
Registrant's telephone number, including area code:  (800) 867-9757
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On October 23, 2018, Chemical Financial Corporation ("Chemical") issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. A copy of the presentation slides which will be discussed in Chemical's webcast earnings call are also attached as Exhibit 99.2 to this Form 8-K. This Report and the Exhibits are furnished to, and not filed with, the Commission.

Item 8.01	Other Events.
On October 23, 2018, the Board of Directors of Chemical Financial Corporation declared a quarterly dividend of $0.34 per share to be paid on December 21, 2018 to our shareholders of record on December 7, 2018.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1 Press Release dated October 23, 2018. This Exhibit is furnished to, and not filed with, the Commission.

99.2	Earnings Presentation Slides. This Exhibit is furnished to, and not filed with, the Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 23, 2018	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Dennis L. Klaeser
Dennis L. Klaeser
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated October 23, 2018 This Exhibit is furnished to, and not filed with, the Commission.

99.2	Earnings Presentation Slides. This Exhibit is furnished to, and not filed with, the Commission.